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                          BATTLE MOUNTAIN GOLD COMPANY
             NONQUALIFIED STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

                               FIRST AMENDMENT

     Battle Mountain Gold Company, a Nevada corporation (the "Company"),

having established the Battle Mountain Gold Company Nonqualifed Stock Option

Plan for Outside Directors, as originally adopted and currently in effect (the

"Plan"), and having reserved the right under Section 12 thereof to amend said

Plan, does hereby amend the Plan, effective January 1, 1995, as follows:

     1.   The third sentence of Paragraph 2 is hereby amended to read:

          In addition, each Optionee shall automatically be granted an Option to purchase 1,500 shares of Stock on the fourth Tuesday in April of each year commencing in 1992 through and including 1994 and on the date of the Annual Meeting of Stockholders of the Company of each year commencing in 1995.

     2.   The first sentence of Paragraph 6 is amended to read:

          Options shall be exercisable only after a vesting period of twelve (12) months; provided, however, that Options awarded on May 13, 1991 are subject to and may not be exercisable before stockholder approval of the Plan as provided in Paragraph 1, and provided, further that any option granted as of the date of the Annual Meeting of Stockholders of the Company as provided in the third sentence of Paragraph 2 shall vest as of the date of the Annual Meeting of Stockholders of the Company in the year following the date of grant.

      All other terms and conditions remain in full force and effect.

      IN WITNESS WHEREOF, Battle Mountain Gold Company has caused these presents to be executed by its duly authorized officers and its seal to be hereunto affixed, in a number of copies, each of which shall constitute but one and the same instrument, this 17th day of March, 1995, but effective as of January 1, 1995.


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                                            BATTLE MOUNTAIN GOLD COMPANY


                                            By  /s/ Karl E. Elers
                                               --------------------------

ATTEST:


 /s/ James A. Brooks
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